UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01728

Nicholas Fund, Inc.
(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2024

Date of reporting period: 03/31/2024

Item 1. Report to Stockholders.

ANNUAL REPORT
March 31, 2024

NICHOLAS FUND, INC.

WWW.NICHOLASFUNDS.COM

NICHOLAS FUND, INC.

May 2024

Dear Fellow Shareholders:

     For the year ending March 31, 2024, the Nicholas Fund (the “Fund”) returned 34.93%, exceeding the Standard & Poor’s 500 Index (the “Index”) return of 29.88%, and the Russell 1000 Growth Index of 39.00%. The Fund compared favorably to peer funds as indicated by the Morningstar Large Cap Growth category return of 36.45% over the same period. The Fund’s positioning and strategy remains focused on investing in companies offering higher quality financial characteristics with reasonable valuations, which we believe generally have withstood adverse effects from extreme or unexpected market volatility as compared to companies exposed by higher valuations and greater fundamental uncertainty.

     Returns for Nicholas Fund, Inc. and selected indices are provided in the chart below for the period ended March 31, 2024. As of March 31, 2024, Nicholas Fund ranked within the top 63% (out of 1,191 funds), based on total returns, for the 1-year period in the Morningstar Large Growth Category. Additionally, the Fund ranked in the top 3% (out of 1,111), 36% (out of 1,037) and 73% (out of 807) for the three-, five- and ten-year periods then ended, respectively.

			Average Annual Total Return
	1	Year	3	Year	5	Year	10	Year	50	Year
Nicholas Fund, Inc.	34.93%		13.74%		16.04%		12.13%		12.76%
Standard & Poor’s 500 Index	29.88%		11.49%		15.05%		12.96%		10.84%
Russell 1000 Growth Index	39.00%		12.50%		18.52%		15.98%		n/a
Consumer Price Index	3.48%		5.63%		4.19%		2.84%		3.82%
Ending value of $10,000 invested
in Nicholas Fund, Inc.	$13,493		$14,713		$21,041		$31,411		$4,044,624
Fund’s Expense Ratio (from 07/29/23 Prospectus): 0.71%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

Unusually favorable market conditions and high returns may not be sustainable or repeated in the future.

The Fund’s returns are reduced by expenses while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     For the one-year period ended March 31, 2024, the Fund’s relative performance met our expectations by exceeding the S&P 500 Index and capturing the majority of the significant upside move of the Russell 1000 Index. The Fund’s performance benefitted from its relative sector weights and positive security selection as compared to the S&P 500 for the one-year period ended March 31, 2024. The relative overweight positions in the Consumer Discretionary and Materials sectors, along with underweights in the Consumer Staples, Information Technology and Real Estate sectors were additive. Sectors detracting from relative performance included Communication Services, Financial and cash. Stock selection was a key driver for excess returns over the Index. Stocks held in the portfolio that provided positive relative contribution over the past year included Alphabet Inc., CrowdStrike Holdings, Inc., Chipotle Mexican Grill, Inc., Copart, Inc., and Cintas Corporation. Stocks having a negative impact on relative performance included NVIDIA Corporation, Microsoft Corporation and Apple Inc. The underperformance from NVIDIA, Microsoft and Apple was primarily related to an underweight position relative to the Index. The continued rally of technology stocks was a large reason for the outsized market return over the past twelve months. Technology stocks began their rally in early 2023 and continued to post a sector return in the Index of 46.02% for the twelve months ended March 31, 2024. Individual technology stocks held in the Fund that contributed to this move included NVIDIA (+225.40%), CrowdStrike Holdings (+133.56%), Lam Research Corporation (+85.24%) and Advanced Micro Devices, Inc. (+84.15%).

     As of March 31, 2024, the portfolio held 60 stocks and ended the quarter with approximately 5% cash. The largest sector weights were Information Technology 28%, Health Care 16%, Consumer Discretionary 14%, Financials 13%, and Industrials 9%. The Weighted Average Market Cap was $563.3 billion, and the Forward P/E was 26.85x. The P/E was moderately higher than the S&P 500 (21.92x) due to a variance in sector and security weights, primarily in Technology.

     For the year ending March 31, 2024, the primary macro drivers for the stock market included Federal Reserve (Fed) policy changes, inflation, economic growth expectations and stock valuations. Fed Chairman Powell performed a dramatic pivot in the 4Q23 suggesting the path to lower interest rates was likely in 2024. The market began to price in 150 to 175 basis points of easing by the end of 2024. Even as the Fed began to preach caution, stocks continued to rally in the first quarter of 2024, spurred on by a resilient consumer and strong earnings growth. The market adjusted to the new backdrop of rates staying higher for longer, economic growth moderating and better than expected earnings growth. Over the next year many of the same factors will be key to how the markets will perform, including economic growth, inflation, Fed policy and earnings growth. Expectations are for economic growth to weaken under the weight of interest rates, the Fed will likely begin to cut rates by late 2024 and earnings growth will moderate in upcoming quarters presenting a more difficult comparison for investors. This outlook would most likely lead to more moderate equity returns in the upcoming quarters and favor companies with more consistent earnings power and higher quality characteristics.

     We continue to view the market cautiously for many of the reasons cited above. With this scenario we continue to pursue investments in companies with resilient business models, strong balance sheets and proven management teams that we believe are better positioned to withstand market volatility ahead.

Thank you for your continued support.

David O. Nicholas	Michael L. Shelton	Jeffrey J. Strong
Lead Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. Investing in small- and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, stock price fluctuations and liquidity.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index. Each Morningstar Category average represents a universe of funds with similar investment objectives.

Morningstar Rankings represent a fund's total return percentile rank relative to all funds in the same Morningstar Category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Fund performance used within the rankings, reflects certain fee waivers, without which, returns and Morningstar rankings would have been lower.

© 2024 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Basis Point One-hundredth of a percentage point. For example, 50 basis points equals .50%.

Forward Price to Earnings (P/E) Ratio is a stock’s current price over its “predicted” earnings per share.

Weighted Average Market Cap is the average firm market capitalization weighted by security weight. Market Capitalization is the number of common shares outstanding multiplied by the current market price per common share.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NICHOLAS FUND, INC. AND S&P 500 INDEX (unaudited)

     The line graph which follows compares the initial account value and subsequent account value at the end of each of the most recently completed ten fiscal years of the Fund, to the same investment over the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period.

     The Fund’s average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended	Five Years Ended	Ten Years Ended
	March 31, 2024	March 31, 2024	March 31, 2024
Average Annual Total Return	34.93%	16.04%	12.13%

       Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights (NICSX)
For a share outstanding throughout each period

		Years Ended March 31,
	2024	2023	2022	2021	2020
NET ASSET VALUE, BEGINNING OF PERIOD	$75.77	$80.56	$80.14	$56.53	$65.11
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.32	.21	.15	.33	.33
Net gain (loss) on securities
(realized and unrealized)	25.06	(3.43)	10.51	28.49	(3.33)
Total from investment operations	25.38	(3.22)	10.66	28.82	(3.00)
LESS DISTRIBUTIONS
From net investment income	(.32)	(.19)	(.20)	(.34)	(.34)
From net capital gain	(5.58)	(1.38)	(10.04)	(4.87)	(5.24)
Total distributions	(5.90)	(1.57)	(10.24)	(5.21)	(5.58)
NET ASSET VALUE, END OF PERIOD	$95.25	$75.77	$80.56	$80.14	$56.53

TOTAL RETURN	34.93%	(3.86)%	13.42%	51.97%	(5.90)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$4,177.7	$3,256.2	$3,582.6	$3,353.3	$2,370.2
Ratio of expenses to average net assets	.70%	.71%	.71%	.71%	.72%
Ratio of net investment income
to average net assets	.39%	.30%	.18%	.46%	.49%
Portfolio turnover rate	10.67%	15.61%	11.49%	16.74%	15.36%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
March 31, 2024 (unaudited)

Percentage
Name	of Net Assets
Alphabet Inc. Class C	4.77%
Microsoft Corporation	4.60%
Amazon.com, Inc.	3.26%
Apple Inc.	2.40%
O’Reilly Automotive, Inc.	2.25%
Home Depot, Inc.	2.10%
NVIDIA Corporation	2.07%
DexCom, Inc.	2.03%
Mastercard Incorporated Class A	1.98%
Salesforce, Inc.	1.92%
Total of top ten	27.38%

Sector Diversification (as a percentage of portfolio)
March 31, 2024 (unaudited)

Fund Expenses
For the six month period ended March 31, 2024 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	09/30/23	03/31/24	10/01/23 – 03/31/24
Actual	$1,000.00	$1,249.70	$3.94
Hypothetical	1,000.00	1,021.50	3.54
(5% return before expenses)

* Expenses are equal to the Fund’s six-month annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 183 then divided by 366 to reflect the one-half year period.

Schedule of Investments
March 31, 2024

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.96%
	Communication Services – Media & Entertainment — 6.22%
1,308,450	Alphabet Inc. Class C*	$199,224,597
693,645	Trade Desk, Inc. Class A*	60,638,446
		259,863,043
	Consumer Discretionary – Consumer
	Discretionary Distribution & Retail — 10.32%
755,110	Amazon.com, Inc.*	136,206,742
229,105	Home Depot, Inc.	87,884,678
83,176	O’Reilly Automotive, Inc.*	93,895,723
657,130	TJX Companies Inc	66,646,125
88,800	Ulta Beauty Inc.*	46,431,744
		431,065,012
	Consumer Discretionary – Consumer Services — 4.01%
22,900	Chipotle Mexican Grill, Inc.*	66,565,033
178,045	McDonald’s Corporation	50,199,788
554,560	Starbucks Corporation	50,681,238
		167,446,059
	Consumer Staples – Consumer
	Staples Distribution & Retail — 1.84%
105,000	Costco Wholesale Corporation	76,926,150
	Consumer Staples – Food, Beverage & Tobacco — 2.18%
195,000	Constellation Brands, Inc. Class A	52,993,200
545,040	Mondelez International, Inc. Class A	38,152,800
		91,146,000
	Energy – Energy — 1.19%
1,700,000	Enterprise Products Partners L.P.	49,606,000
	Financials – Banks — 1.53%
319,170	JPMorgan Chase & Co.	63,929,751
	Financials – Financial Services — 10.03%
491,620	Fiserv, Inc.*	78,570,708
446,792	Global Payments Inc.	59,718,219
395,000	Intercontinental Exchange, Inc.	54,284,850
171,510	Mastercard Incorporated Class A	82,594,071
164,740	S&P Global, Inc.	70,088,633
265,030	Visa Inc. Class A	73,964,572
		419,221,053
	Financials – Insurance — 1.82%
227,270	Aon Plc Class A	75,844,544

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2024

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.96% (continued)
	Health Care – Health Care Equipment & Services — 8.81%
605,000	Alcon AG	$50,390,450
1,110,000	Boston Scientific Corporation*	76,023,900
610,160	DexCom, Inc.*	84,629,192
183,615	Laboratory Corporation of America Holdings	40,112,533
163,895	Stryker Corporation	58,653,104
117,760	UnitedHealth Group Incorporated	58,255,872
		368,065,051
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 7.30%
832,410	Astrazeneca PLC Sponsored ADR	56,395,778
83,685	Eli Lilly and Company	65,103,583
383,977	Merck & Co., Inc.	50,665,765
1,128,695	Sanofi Sponsored ADR	54,854,577
134,363	Thermo Fisher Scientific Inc.	78,093,119
		305,112,822
	Industrials – Capital Goods — 5.32%
1,005,000	Fastenal Company	77,525,700
650,000	Fortive Corp.	55,913,000
235,705	Honeywell International Inc.	48,378,451
151,040	Illinois Tool Works Inc.	40,528,563
		222,345,714
	Industrials – Commercial & Professional Services — 3.33%
102,725	Cintas Corporation	70,575,157
1,182,245	Copart, Inc.*	68,475,630
		139,050,787
	Information Technology – Semiconductors &
	Semiconductor Equipment — 7.48%
223,311	Advanced Micro Devices, Inc.*	40,305,402
55,960	KLA Corporation	39,091,977
42,410	Lam Research Corporation	41,204,284
95,585	NVIDIA Corporation	86,366,783
372,750	Skyworks Solutions, Inc.	40,376,280
373,740	Texas Instruments Incorporated	65,109,245
		312,453,971
	Information Technology – Software & Services — 18.26%
124,705	Accenture Plc Class A	43,224,000
106,995	Adobe Incorporated*	53,989,677
177,195	Atlassian Corp Class A*	34,572,516
158,260	Cadence Design Systems, Inc.*	49,263,173

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2024

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.96% (continued)
	Information Technology – Software &
	Services — 18.26% (continued)
144,425	CrowdStrike Holdings, Inc. Class A*	$46,301,211
456,475	Microsoft Corporation	192,048,162
133,550	Palo Alto Networks, Inc.*	37,945,561
80,000	Roper Technologies, Inc.	44,867,200
266,065	Salesforce, Inc.	80,133,457
83,460	ServiceNow, Inc.*	63,629,904
97,030	Synopsys, Inc.*	55,452,645
224,590	Workday, Inc. Class A*	61,256,923
		762,684,429
	Information Technology – Technology
	Hardware & Equipment — 2.40%
583,760	Apple Inc.	100,103,165
	Materials – Materials — 2.92%
202,240	Sherwin-Williams Company	70,244,019
190,310	Vulcan Materials Company	51,939,405
		122,183,424
	TOTAL COMMON STOCKS
	(cost $1,693,808,873)	3,967,046,975

SHORT-TERM INVESTMENTS — 4.97%
	Money Market Deposit Account — 1.02%
$42,874,495	U.S. Bank Money Market, 5.24%	42,874,495
	Money Market Fund — 1.32%
55,000,000	Morgan Stanley Institutional Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield, 5.222%	55,000,000
	U.S. Government Securities — 2.63%
55,000,000	U.S. Treasury Bill 04/02/2024, 1.323%	54,992,024
55,000,000	U.S. Treasury Bill 05/02/2024, 4.903%	54,749,957
		109,741,981
	TOTAL SHORT-TERM INVESTMENTS
	(cost $207,620,212)	207,616,476
	TOTAL INVESTMENTS
	(cost $1,901,429,085) – 99.93%	4,174,663,451
	OTHER ASSETS, NET OF LIABILITIES – 0.07%	3,070,374
	TOTAL NET ASSETS
	(basis of percentages disclosed above) – 100%	$4,177,733,825
* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
March 31, 2024

ASSETS
Investments in securities at value (cost $1,901,429,085)	$4,174,663,451
Receivables —
Investment securities sold	4,161,687
Dividend and interest	1,806,454
Capital stock subscription	727,803
Total receivables	6,695,944
Other	208,052
Total assets	4,181,567,447

LIABILITIES
Payables —
Due to adviser —
Management fee	2,280,858
Accounting and administrative fee	39,706
Total due to adviser	2,320,564
Capital stock redemption	1,379,389
Other payables and accrued expense	133,669
Total liabilities	3,833,622
Total net assets	$4,177,733,825

NET ASSETS CONSIST OF
Paid in capital	$1,734,786,417
Accumulated distributable earnings	2,442,947,408
Total net assets	$4,177,733,825

NET ASSET VALUE PER SHARE ($.50 par value,
200,000,000 shares authorized), offering price
and redemption price (43,862,417 shares outstanding)	$95.25

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended March 31, 2024

INCOME
Dividend (net of foreign taxes of $21,381)	$30,928,980
Interest	8,726,824
Total income	39,655,804

EXPENSES
Management fee	23,661,038
Transfer agent fees	642,525
Administration services	436,110
Accounting & pricing services	228,094
Custodian fees	182,046
Insurance	117,923
Postage and mailing	83,009
Printing	61,939
Registration fees	45,846
Directors’ fees	45,450
Audit and tax fees	38,010
Legal fees	10,673
Other operating expenses	14,217
Total expenses	25,566,880
Net investment income	14,088,924

NET REALIZED GAIN ON INVESTMENTS	294,009,899

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	796,703,716
Net realized and unrealized gain on investments	1,090,713,615
Net increase in net assets resulting from operations	$1,104,802,539

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended March 31, 2024 and 2023

	2024	2023
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$14,088,924	$9,354,508
Net realized gain on investments	294,009,899	125,729,741
Change in net unrealized
appreciation/depreciation on investments	796,703,716	(285,834,016)
Net increase (decrease) in net assets
resulting from operations	1,104,802,539	(150,749,767)

DISTRIBUTIONS TO SHAREHOLDERS
From investment operations	(252,632,777)	(68,729,673)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(865,589 and 368,791 shares, respectively)	72,598,215	26,489,708
Reinvestment of distributions
(2,845,727 and 899,409 shares, respectively)	232,949,541	63,853,771
Cost of shares redeemed
(2,825,818 and 2,764,006 shares, respectively)	(236,196,734)	(197,284,012)
Change in net assets derived
from capital share transactions	69,351,022	(106,940,533)
Total increase (decrease) in net assets	921,520,784	(326,419,973)

NET ASSETS
Beginning of period	3,256,213,041	3,582,633,014
End of period	$4,177,733,825	$3,256,213,041

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 2024

(1) Summary of Significant Accounting Policies —
Nicholas Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the
Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Short-term investments are valued using evaluated bid prices. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. The Board of Directors has
delegated fair value responsibilities to Nicholas Company, Inc., the Fund’s adviser.
The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurement” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     Level 1 – quoted prices in active markets for identical investments

     Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers,

Notes to Financial Statements (continued)
March 31, 2024

transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2024 in valuing the
Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 —
Common Stocks(1)	$3,967,046,975
Money Market Deposit Account	42,874,495
Money Market Fund	55,000,000
Level 2 —
U.S. Government Securities	109,741,981
Level 3 —
None	—
Total	$4,174,663,451
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least semiannually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may

Notes to Financial Statements (continued)
March 31, 2024

differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. These reclassifications have no effect on net assets or net asset value per share. At March 31, 2024, reclassifications were recorded to decrease accumulated distributed net realized gain by $6,518,344, and increase paid in capital by $6,518,344.

The tax character of distributions paid during the years ended March 31, 2024 and
2023 was as follows:

	03/31/2024	03/31/2023
Distributions paid from:
Ordinary income	$13,693,240	$8,204,580
Long-term capital gain	238,939,537	60,525,093
Total distributions paid	$252,632,777	$68,729,673

As of March 31, 2024, investment cost for federal tax purposes was
$1,884,754,726 and the tax basis components of net assets were as follows:

Unrealized appreciation	$2,296,888,596
Unrealized depreciation	(6,979,871)
Net unrealized appreciation	2,289,908,725
Undistributed ordinary income	3,168,138
Accumulated undistributed net realized capital gains	167,077,954
Other temporary differences	(17,207,409)
Paid in capital	1,734,786,417
Net assets	$4,177,733,825

The difference between financial statement and tax-basis investment cost is attributable primarily to holdings in partnership interests.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2024. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended
March 31, 2024. At March 31, 2024, the fiscal years 2021 through 2024 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services –
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (continued)
March 31, 2024

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of March 31, 2024. There have been no material subsequent events since
March 31, 2024 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million and 0.65% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $5,168 for the year ended March 31, 2024 for legal services rendered by this law firm.

(3) Investment Transactions —
For the year ended March 31, 2024, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $370,941,374 and $634,493,267, respectively.

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Directors of Nicholas Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas Fund, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
May 29, 2024

We have served as the auditor of one or more Nicholas investment companies since 1977.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share(2)		Per Share(2)		Ratio(3)	Investment(4)
July 14, 1969(1)	$6.59	$—		$—		—	$10,000
March 31, 1985	29.24	0.6420		1.5760		13.2 times	69,858
March 31, 1986	35.26	0.5750		0.6100		15.8	87,699
March 31, 1987	39.94	0.8820		0.1870		16.3	102,387
March 31, 1988	32.15	1.8400		4.0340		14.1	98,557
March 31, 1989	35.27	1.0250		0.4510		13.2	113,155
March 31, 1990	37.72	0.9240		1.0540		14.9	127,360
March 31, 1991	42.99	0.7900		0.2250		16.9	149,180
March 31, 1992	49.68	0.6790		0.8240		19.4	178,011
March 31, 1993	52.91	0.6790		2.0420		18.5	200,098
March 31, 1994	51.10	0.8175		1.0470		16.7	200,182
March 31, 1995	52.22	0.7070		3.3170		17.2	221,970
March 31, 1996	63.81	0.5650		4.0945		21.0	293,836
March 31, 1997	67.11	0.4179		5.3166		21.7	336,973
March 31, 1998	93.98	0.3616		5.8002		30.0	508,762
March 31, 1999	85.20	0.5880		8.2716		31.7	509,446
March 31, 2000	84.56	0.3114		5.9433		37.3	543,813
March 31, 2001	54.11	0.1900		19.2500		26.6	452,780
March 31, 2002	53.74	0.2360		—		23.8	451,627
March 31, 2003	40.37	0.1585		—		16.4	340,547
March 31, 2004	56.14	0.0905		—		19.4	474,406
March 31, 2005	60.05	0.0678		0.4100		19.4	511,476
March 31, 2006	61.49	0.2512		5.3194		18.4	574,151
March 31, 2007	57.85	0.8173		4.3310		16.6	588,783
March 31, 2008	45.03	0.2283		9.9501		17.4	550,664
March 31, 2009	27.71	0.1714		4.6096		12.1	376,093
March 31, 2010	44.00	0.0939		—		19.1	598,760
March 31, 2011	48.18	0.0297		3.7458		17.9	716,234
March 31, 2012	47.85	0.1844		3.3515		18.7	769,243
March 31, 2013	55.01	0.0144		2.6127		20.1	934,800
March 31, 2014	65.28	0.3265		2.7697		21.0	1,166,414
March 31, 2015	71.57	0.2066		5.6554		21.5	1,393,972
March 31, 2016	61.78	0.3937		3.4892		16.8	1,272,980
March 31, 2017	65.52	0.4386		1.7763		22.2	1,398,599
March 31, 2018	62.10	0.4061		9.2027		23.9	1,539,955
March 31, 2019	65.11	0.3917		4.1213		23.8	1,741,281
March 31, 2020	56.53	0.3365		5.2417		22.5	1,638,615
March 31, 2021	80.14	0.3380		4.8738		33.1	2,490,274
March 31, 2022	80.56	0.1990		10.0384		27.1	2,824,387
March 31, 2023	75.77	0.1885		1.3778		27.6	2,715,286
March 31, 2024	95.25	0.3189	(a)	5.5797	(b)	34.1	3,663,856

(1)	Date of Initial Public Offering.
(2)	Rounded.
(3)	Based on latest 12 months accomplished earnings.
(4)	Assuming reinvestment of all distributions.

(a)	Paid $0.0650501 on June 7, 2023 to shareholders of record on June 6, 2023.
Paid $0.25383009 on December 27, 2023 to shareholders of record on December 26, 2023.
(b)	Paid $2.78105 on June 7, 2023 to shareholders of record on June 6, 2023.
Paid $2.79868 on December 27, 2023 to shareholders of record on December 26, 2023.

Approval of Investment Advisory Contract
(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated September 30, 2023.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 12, 2024, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of March 31, 2024. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President,	(2), 7 years	President, Chief	4	None
– 62(1)	Director and		Executive Officer, Chief
	Lead Portfolio		Investment Officer and
	Manager		Director, Nicholas
Company, Inc., the
Adviser to the Fund. He
is also the Lead Portfolio
Manager of Nicholas II,
Inc. and Nicholas
Limited Edition, Inc. and
Co-Portfolio Manager of
Nicholas Equity Income
Fund, Inc.
DISINTERESTED DIRECTORS
John A. Hauser	Director	(2), 7 years	Chaplain, Door County	4	None
– 65			Medical Center, 2019 to
present. Private Investor
January 2017 to present.
Senior Vice President –
Trust and Community
Relations, Nicolet Bank,
October 2016 to
December 2016. Senior
Vice President – Director
of Wealth Services, April
2016 to October 2016.
Prior to its acquisition
by Nicolet Bank in April
2016, Mr. Hauser served
in various senior
management roles for
Baylake Bank from 1984
to 2008 and from 2009
to April 2016.

Directors and Officers of the Fund (continued)
(unaudited)

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
David P. Pelisek, CFA	Director	(2), 4 years	Private Investor,	4	None
– 65			September 2016 to
present. Managing
Director, Robert W.
Baird & Co., Inc. and
Partner, Baird Capital
Partners Buyout Funds
I-V, January 1994 to
May 2016.
Julie M. Van Cleave	Director	(2), 2 years	Private Investor, July	4	None
– 64			2020 to present. Chief
Investment Officer,
University of Wisconsin
Foundation, July 2013
to June 2020.
Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
Lawrence J. Pavelec, CFA	Senior Vice	Annual,	Executive Vice President, Secretary and Chief
– 65	President	19 years	Operating Officer, Nicholas Company, Inc., the
	and		Adviser to the Fund, and employed by the
	Secretary		Adviser since 2003.
Jennifer R. Kloehn, CPA	Senior Vice	Annual,	Executive Vice President, Treasurer, Chief
– 50	President,	8 years	Financial Officer and Chief Compliance Officer,
	Treasurer		Nicholas Company, Inc. the Adviser to the Fund,
	and Chief		and employed by the Adviser since 1998.
Compliance
Officer
Michael L. Shelton,	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
CFA, CPA	President,	8 years	the Adviser to the Fund and Lead Portfolio
– 52	and Co-		Manager of Nicholas Equity Income Fund, Inc.
	Portfolio		He served as Co-Portfolio Manager of Nicholas
	Manager		Equity Income, Inc. from April 2011 to
August 2016.

Directors and Officers of the Fund (continued)
(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
Jeffrey J. Strong, CFA	Senior	Annual,	Vice President, Nicholas Company, Inc., the
– 40	Vice	3 years	Adviser to the Fund. Co-Portfolio Manager
	President		(effective July 29, 2021) of the Fund and
	and Co-		employed by Nicholas Company, Inc. since
	Portfolio		April 2021. He was a portfolio manager at the
	Manager		State of Wisconsin Investment Board from
September 2018 to April 2021, and research
analyst at Heartland Advisors from February 2017
to September 2018 and at BMO Asset
Management Corp. from September 2006 to
October 2016.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy
(unaudited)

     Nicholas Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan — An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas Fund
$1,000 initial investment on	07/14/1969	*	03/31/2014
Number of years investing $100 each month
following the date of initial investment	54.7		10
Total cash invested	$66,700		$13,000
Total dividend and capital gain distributions reinvested	$3,531,400		$7,723
Total full shares owned at 03/31/2024	59,057		293
Total market value at 03/31/2024	$5,625,265		$27,984

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the date specified by the investor. Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Notes

Directors and Officers

DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JULIE M. VAN CLEAVE, Director

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

MICHAEL L. SHELTON, Senior Vice President

JEFFREY J. STRONG, Senior Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Accountant
Dividend Disbursing Agent
Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Portland, Maine

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, there were no amendments to the provisions of the Code of Ethics adopted in Item 2(a) above.

(d) During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the Code of Ethics adopted in Item 2(a) above.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,680 in 2024 and $30,170 in 2023.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,330 in 2024 and $7,050 in 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $21,680 in 2023 and $20,650 in 2022. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2023 and 10/31/2022, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in

Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2), attached hereto as EX-99.CODE ETH.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person. Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: May 30, 2024

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: May 30, 2024

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: May 30, 2024